UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2008

China Solar & Clean Energy Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-12561	95-3819300
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Building 3 No. 28, Feng Tai North Road, Beijing China, 100071
(Address of principal executive offices, including zip code)

+86-10-63850516
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 24, 2008, our Board of Directors approved the termination of Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) as our independent certified public accounting firm.

Concurrent with this action, our Board of Directors appointed Cordovano and Honeck, LLP (“C&H”) as our new independent certified public accounting firm. C&H is located at 88 Inverness Circle East, Building M Englewood, Colorado 801, USA. C&H’s affiliated firm in Asia, Zhong Yi (Hong Kong) C.P.A. Company Limited (“Zhong Yi”), has been auditing the financial statements of Tianjin Huaneng Group Energy Equipment Co., Ltd (“Tianjin Huaneng”), which we acquired on May 18, 2007. Accordingly, management elected to continue this existing relationship with C&H and Zhong Yi and engage them as the Company’s independent auditors.

Our consolidated financial statements for the years ended December 31, 2006 and 2005 were audited by CVWB. CVWB’s reports on our financial statements for two most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2006 and 2005 and through January 24, 2007 there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CVWB, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The Company has provide CVWB with a copy of this Form 8-K prior to its filing with the SEC and requested them to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of CVWB’s letter to the SEC, dated January 30, 2008.

During the period the Company engaged CVWB, neither the Company nor anyone on the Company's behalf consulted with C&H regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized CVWB to respond fully to all inquiries of C&H.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
Exhibit 16.1	Letter dated January 30, 2008 from Child, Van Wagoner & Bradshaw, PLLC, to the Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Solar & Clean Energy Solutions, Inc. (Registrant)

Date: January 30, 2008	By:	/s/ Deli Du
Deli Du
President and Chief Executive Officer